Exhibit 99.4

STOCK RIGHTS AND RESTRICTIONS AGREEMENT

This Stock Rights and Restrictions Agreement is made as of this 29th day of August, 2003, by and between The Vermont Teddy Bear Co., Inc., a New York corporation ("VTBC" or the "Company") and Equity Resource Partners, LLC, a Delaware limited liability company ("ERP").

Background

VTBC and ERP have entered into and consummated an Asset Purchase Agreement contemporaneously with this Agreement, pursuant to which VTBC has purchased assets related to the "Calyx and Corolla" business operated by ERP. In connection with the Asset Purchase Agreement, VTBC has issued ERP shares of VTBC's Series D Convertible Redeemable Preferred Stock (the "Series D Preferred Stock"). As a condition to the issuance of the shares of Series D Preferred Stock, VTBC and ERP have agreed to certain rights and restrictions that will apply to the Series of Series D Preferred Stock.

Now, therefore, it is agreed as follows:

Article 1. Definitions

"Affiliated" means a Person that is controlled, through Beneficial Ownership of more than thirty percent (30%) of the voting equities, by the Investors' Representative.

"Beneficial Ownership" shall have the meaning assigned to it under Rule 13d-3 under the Exchange Act in effect on the date hereof.

"Closing Date" means August 29, 2003.

"Commission" means the United States Securities and Exchange Commission.

"Common Stock" means the common stock, par value $0.05 per share, of the Company.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Material Adverse Effect" means a material adverse change to the assets, liabilities, condition (financial or other), business, results of operations or prospects of the Company.

"Person" means any individual, firm, partnership, association, group (as such term is defined in Section 13(d)(3) of the Exchange Act, as in effect on the date hereof), corporation, limited liability company, trust, business trust or other entity, and includes any successor (by merger or otherwise) of any such entity.

"Securities Act" means the Securities Act of 1933, as amended.

Article 2. Investor Representative

ERP designates Andrew Williams as its representative (the "Investors' Representative") and authorizes him to vote ERP's shares of Series D Preferred Stock, take all action necessary in connection with the transactions contemplated by this Agreement and the rights hereunder, or the settlement of any dispute related thereto. All decisions and actions by the Investors' Representative shall be binding upon ERP and any transferees of the Series D Preferred Stock (the "Investors"), and no Investor shall have the right to object, dissent, protest or otherwise contest the same. The Company shall be able to rely conclusively on the instructions and decisions of the Investors' Representative as to any actions required or permitted to be taken by the Investors or the Investors' Representative hereunder, and no Investor shall have any cause of action against the Company for any action taken by the Company in reliance upon the instructions or decisions of the Investors' Representative.

Article 3. Right of First Refusal

ERP shall not sell, transfer, write options on or otherwise convey Beneficial Ownership of any share of the Series D Preferred Stock ("Preferred Stock"), to any other person which is not Affiliated with the Investors' Representative without first offering the Company the right to purchase such shares at the price and on the terms offered in a written notice from ERP to the Company, except that (i) the Preferred Stock may be redeemed by the Company and (ii) ERP may pledge the Preferred Stock to its secured lender, without first offering the Company the right to purchase such shares. Provided that ERP or such secured lender provides the Company with prior notice and an opportunity to purchase the shares for ten (10) days after such notice for the Minimum Liquidation Amount attributable to such shares, payable in cash, such secured lender may enforce its rights and remedies in the Preferred Stock, including transfer of the Preferred Stock to a buyer pursuant to a UCC Article 9 foreclosure, without regard to this Article 3, which shall terminate and have no further force or effect upon such transfer. The Company shall have ten (10) days from the date of the receipt of the offer in which to accept such offer. If the offer is not accepted within this time, ERP may sell such shares to any person during the next ninety (90) days, for at least the price offered to the Company and on no more favorable terms as the terms offered to the Company subject to the transferee's agreement to be bound by the restrictions of this Agreement, except that this Article 3 shall terminate and have no further force or effect. After the ninetieth (90th) day, ERP shall not sell the Preferred Stock without first making an offer to the Company again. The obligations of ERP under this Article 3 shall not apply to any shares of Common Stock held by ERP following the conversion of shares of Preferred Stock.

Article 4. Registration Rights

Section 4.1 Optional Registrations. If at any time or times after the Closing Date, the Company shall seek to register any of its securities (whether in connection with a public offering of securities by the Company (a "primary offering"), a public offering of securities by a shareholder or shareholders of the Company (a "secondary offering"), or both), the Company will promptly give written notice thereof to each "Holder" of "Registrable Securities" as each is hereinafter defined in Section 4.3 below. If within 20 days after their receipt of such notice one or more Holders request the inclusion of some or all of the Registrable Securities owned by them in such registration, the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which such Holders may request in a writing delivered to the Company within 20 days after their receipt of the notice given by the Company. In the case of the registration of shares of capital stock by the Company in connection with any underwritten public offering, if the underwriter(s) determines that marketing factors require a limitation on the number of Registrable Securities to be offered, the Company shall not be required to register Registrable Securities in excess of the amount, if any, of shares of the capital stock which the underwriter(s) of such underwritten offering shall reasonably and in good faith agree to include in such offering in excess of any amount to be registered for the Company. If any limitation of the number of shares of Registrable Securities to be registered by the Holders is required pursuant to this Section 4.1, the number of shares that may be included in the registration shall be allocated pro rata among the holders of any registration rights in proportion, as nearly as practicable, to the respective amounts of registrable securities which each holder has requested to be included in the registration statement. If any Holder disapproves of the terms of any such underwriting, he, she or it may elect to withdraw therefrom by written notice to the Company and the underwriter(s). If, by such withdrawal, a greater number of shares of Common Stock held by other holders of registration rights may be included in such registration statement, the Company shall offer to all holders who have a right to include shares of Common Stock in the registration the right to include additional shares of Common Stock. The provisions of this Section 4.1 will not apply to a registration effected solely to implement (i) an employee benefit plan, or (ii) a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable.

Section 4.2 Required Registrations. After six (6) months following the Closing Date, if ERP notifies the Company in writing that it desires to offer or cause to be offered for public sale all of it Registrable Securities, then the Company will either (i) elect to make a primary offering, or (ii) use its best efforts to promptly effect the registration under the Securities Act of such Registrable Securities as may be requested by ERP and any other holders of piggyback registration rights in accordance with the terms of this Section 4.2 on Form S-3, or if such form is not then available to the Company, such other appropriate form for disposition in accordance with the intended method or methods of disposition stated in such request. If ERP intends to distribute the Registrable Securities by means of an underwriting, it shall so advise the Company in its request. In the event such registration is underwritten, the right of other holders to participate shall be conditioned on such holders' participation in such underwriting. Pursuant to this Section 4.2, the Company shall not be obligated to effect more than one registration statement under this Section 4.2. The Company may postpone the filing of any registration statement required hereunder for a reasonable period of time, not to exceed 60 days during any twelve-month period, if the Company has been advised by legal counsel that such filing would require a special audit or the disclosure of a material impending transaction or other matter and the Company's Board of Directors determines reasonably and in good faith that such disclosure would have a Material Adverse Effect on the Company. The Company shall not be required to cause a registration statement requested pursuant to this Section 4.2 to become effective prior to 90 days following the filing date of the registration statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to ERP that the Company is commencing to prepare a Company-initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable); provided, however, that the Company shall use its best efforts to achieve such effectiveness promptly thereafter.

Section 4.3 Registrable Securities. For the purposes of this Article 4, the term "Holder" or "Holders" shall mean any holder of outstanding Registrable Securities including, without limitation, ERP and its permitted transferees as set forth in Section 4.9 hereof, and the term "Registrable Securities" shall mean any shares of Common Stock held by or subject to acquisition by ERP upon the conversion of shares of Preferred Stock as applicable, including any shares issued by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that the Holder may exercise its registration rights hereunder by converting Preferred Stock as of the closing of the relevant offering and shall not be required to convert such Preferred Stock until and unless such closing occurs, it being understood that such exercise shall be wholly contingent upon the closing of the relevant offering; and provided, further, that any Common Stock that (a) is sold in a registered sale pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 thereunder, or (b) may be sold at such time without restriction as to volume or otherwise pursuant to Rule 144 under the Securities Act (as confirmed by an unqualified opinion of counsel to the Company), shall not be deemed Registrable Securities.

Section 4.4 Further Obligations of the Company. Whenever the Company is required hereunder to register any Registrable Securities, it agrees that it shall also do the following:

(a) pay all expenses incurred by any party hereto in effecting the registrations, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and fees of one counsel for the selling Holders of Registrable Securities (which counsel shall be selected by the Holders of not less than a majority of the Registrable Securities to be included in any such registration), underwriting expenses (other than commissions or discounts), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 4.4(f) hereof;

(b) use its best efforts diligently to prepare and file with the Commission a registration statement on the appropriate form under the Securities Act with respect to such securities, which form shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its best efforts to cause such registration statement to become and remain effective until completion of the proposed offering;

(c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Article 4;

(d) furnish to each selling Holder and the underwriters, if any, such number of copies of such Registration Statement, any amendments thereto, any documents incorporated by reference therein, the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such selling Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such selling Holder;

(e) enter into any reasonable underwriting agreement required by the proposed underwriter for the selling Holders, if any, in such form and containing such terms as are customary; provided, however, that if the underwriter requires that representations or warranties be made and that indemnification be provided in respect of the Company=s business, operations, financial information and the like and the disclosures relating thereto in the prospectus; the Company shall make all such representations and warranties and provide all such indemnities;

(f) use every reasonable effort to register or qualify the securities covered by such registration statement under such other securities or state blue sky laws of such jurisdictions as each selling holder shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such selling holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such selling holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

(g) promptly notify each selling Holder of Registrable Securities, such selling Holders' counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, of the happening of any event which makes any statement made in the registration statement or related prospectus untrue or which requires the making of any changes in such registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(h) cause all such Registrable Securities to be listed on each securities exchange or quotation system on which the Common Stock of the Company is then listed or quoted;

(i) otherwise use its best efforts to comply with the securities laws of the United States and other applicable jurisdictions and all applicable rules and regulations of the Commission and comparable governmental agencies in other applicable jurisdictions. The Company shall make generally available to the Holders, in each case as soon as practicable, but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Form 10-QSB, 10-KSB, and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

(j) furnish to each prospective selling Holder a signed counterpart, addressed to the prospective selling Holder, of (A) an opinion of counsel for the Company, dated the effective date of the registration statement, and (B) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of the Company's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities, but only to the extent required by the underwriting agreement;

(k) within a reasonable time before each filing of the registration statement or prospectus or amendments or supplements thereto with the Commission, furnish to counsel selected by the Holders of Registrable Securities copies of such documents proposed to be filed, which documents shall be subject to the reasonable approval of such counsel;

(l) use its best efforts to prevent the issuance of any order suspending the effectiveness of a registration statement, and if one is issued use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment;

(m) if requested by the managing underwriter or underwriters (if any), any selling Holder, or such selling Holder's counsel, promptly incorporate in a prospectus supplement or post-effective amendment such information as such person requests to be included herein, including, without limitation, with respect to the securities being sold by such selling Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment; and

(n) otherwise cooperate with the underwriter or underwriters, the Commission and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any Registrable Securities under this Article 4.

Section 4.5 Information by Holder. In any registered offering (whether or not the Registrable Securities of any Holder are included therein), the Holders shall provide the Company in a writing signed by such Holder such information about the Holder and the Holder's intended method of disposition, if applicable, as the Company shall reasonably request and as shall be required to enable the Company to comply with the Securities Act and applicable state securities laws. Such information shall be provided to the Company within a reasonable time after written request is made by the Company and the Company may exclude from such registration the Registrable Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request, provided that the Company has notified such Holder in writing of its intention to exclude the Holder's Registrable Securities and such Holder has not provided the Company with such information within five (5) business days of its receipt of such notice.

Section 4.6 Lockup Agreement. For so long as the Holders have the right to have Registrable Securities included in any registration pursuant to this Agreement, each Holder agrees in connection with any registration of the Company's securities upon the request of the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, pledge, grant any option for the purchase of or otherwise dispose of any Registrable Securities (other than those included in such registration) without the prior written consent of the Company or such underwriters, as the case may be, during the 90-day period beginning on the effective date of such registration as the Company or the underwriters may specify. This provision shall apply whether or not any Registrable Securities of the Holder are included in the offering. This Section 4.6 shall not be deemed to apply to (i) transfers by a Holder to affiliates of the Holder or (ii) transfers to a third party that do not involve a public offering and in which the transferor agrees to be bound by the terms of this provision.

Section 4.7 Indemnification; Contribution.

(a) Incident to any registration statement referred to in this Article 4, the Company will indemnify and hold harmless each underwriter, each Holder who offers or sells any such Registrable Securities in connection with such registration statement (including its partners (including partners of partners and stockholders of any such partners), and directors, officers, employees and agents of any of them (a "Selling Holder"), and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (a "Controlling Person"), from and against any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, as the same are incurred), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement (including any related preliminary or definitive prospectus, or any amendment or supplement to such registration statement or prospectus), (ii) any omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, or (iii) any violation by the Company of the Securities Act, any state securities or "blue sky" laws or any rule or regulation thereunder in connection with such registration; provided, however, that the Company will not be liable to the extent that such loss, claim, damage, expense or liability arises from and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by such underwriter, Selling Holder or Controlling Person expressly for use in such registration statement. With respect to such untrue statement or omission or alleged untrue statement or omission in the information furnished in writing to the Company by such Selling Holder expressly for use in such registration statement, such Selling Holder will indemnify and hold harmless each other underwriter, the Company (including its directors, officers, employees, shareholders and agents), each other Holder (including its partners (including partners of partners and stockholders of such partners) and directors, officers, employees and agents of any of them, and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, expenses and liabilities, joint or several, to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise to the same extent provided in the immediately preceding sentence. In no event, however, shall the liability of a Selling Holder for indemnification under this Section 4.7(a) exceed the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total securities sold under such registration statement which is being sold by such Selling Holder or (ii) the proceeds received by such Selling Holder from its sale of Registrable Securities under such registration statement.

(b) In the event the Company, any selling Holder or other person receives a complaint, claim or other notice of any liability or action, giving rise to a claim for indemnification under Section 4.7(a) above, the person claiming indemnification under such paragraph shall promptly notify the person against whom indemnification is sought of such complaint, notice, claim or action, and such indemnifying person shall have the right to investigate and defend any such loss, claim, damage, liability or action. No indemnifying person in the defense of any such claim or litigation, shall, except with the consent of each indemnified person, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified person of a release from all liability in respect of such claim or litigation. The person claiming indemnification shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the person against whom indemnification is sought (unless the indemnifying party fails to promptly defend, in which case the fees and expenses of such separate counsel shall be borne by the person against whom indemnification is sought). In no event shall a person against whom indemnification is sought be obligated to indemnify any person for any settlement of any claim or action effected without the indemnifying person's prior written consent.

(c) If the indemnification provided for in Section 4.7(a) above for any reason is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this Section 4.7, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the other Selling Holders and the underwriters from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the other Selling Holders and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Holders and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the Selling Holders and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the Selling Holders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Holders or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Selling Holders, and the underwriters agree that it would not be just and equitable if contribution pursuant to this Section 4.7(c) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a Selling Holder be required to contribute any amount under this Section 4.7(c) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement which are being sold by such Selling Holder or (ii) the proceeds received by such Selling Holder from its sale of Registrable Securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

(d) The amount paid by an indemnifying party or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 4.7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, payable as the same are incurred. The indemnification and contribution provided for in this Section 4.7 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any officer, director, employee, agent or controlling person of the indemnified parties.

(e) The indemnification provided by this Section 4.7 shall be a continuing right to indemnification and shall survive the registration and sale of any Registrable Securities by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

Section 4.8 Rule 144 Requirements. The Company shall take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor or similar exemptive rules hereafter in effect)to the extent required from time to time to enable ERP to sell Registrable Secuities without registration under Rule 144 under the Securities Act and the Company covenants and agrees to file in a timely manner all reports and other documents required to be filed under the securities laws and the rules and regulations adopted thereunder necessary to permit sales under Rule 144 under the Securities Act. The Company shall use its best efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144 under the Securities Act, which efforts shall include, but not be limited to, timely notice to its transfer agent to expedite such transfers of Registrable Securities; provided, however, that the Holder shall pay the cost of any legal opinion necessary to expedite such transfers of Registrable Securities. The Company shall furnish to any Holder, within 15 days of a written request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirement of Rule 144 or such successor rules.

Section 4.9 Transfer of Registration Rights. The registration rights and related obligations under this Article 4 of the Holders with respect to their Registrable Securities may be assigned in connection with any transaction or series of related transactions involving the transfer of capital stock of the Company, other than pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 thereunder, and upon any such transfer such transferee shall be deemed to be included within the definition of a AHolder@ for purposes of this Article 8 with the rights set forth herein. The relevant Holder as the case may be, shall notify the Company at the time of such transfer.

Section 4.10 Limitations on Subsequent Registration Rights. After the date hereof, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless such new registration rights, including standoff obligations, are subordinate or pari pasu to the registration rights granted to the Holders hereunder.

Article 5. Miscellaneous

Section 5.1 Amendment or Waiver. Any provision of this Agreement may be amended or waived but such amendment or waiver shall become effective only when reduced to writing and signed by all parties. A waiver by any party Stockholder of any provision herein shall not constitute a waiver of such provision with respect to any subsequent event or of any other provision contained herein.

Section 5.2 Termination. This Agreement shall terminate upon the redemption of all of the outstanding shares of Series D Preferred Stock.

Secton 5.3 Notices. All notices, offers, acceptances, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed by first class mail to the Company at the address of the principal offices of the Company and to a Holder at the residence addresses of the respective Holder, as contained in the stock records of the Company.

Section 5.4 Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

Section 5.5 Entire Agreement. This Agreement supersedes any and all other agreements either oral or in writing between the parties with respect to the subject matter of this Agreement, and contains all the covenants and agreements between the parties with respect to said matter.

Section 5.6 Governing Law. This Agreement shall be subject to and governed by the laws of the State of Vermont, irrespective of the fact that one or more of the parties now is or may become a resident of a different state.

Section 5.7 Binding Effect. This Agreement shall be binding not only upon the parties hereto, but also upon their heirs, executors, administrators, successors or assigns; and the parties hereby agree for themselves and their heirs, executors, administrators, successors or assigns, to execute any instruments and to perform any acts which may be necessary or proper to carry out the purpose of this Agreement.

In witness whereof the parties have caused their duly authorized agents to execute this Agreement as of the date first written above.

The Vermont Teddy Bear Co., Inc.

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Elisabeth Robert, President and CEO

Equity Resource Partners, LLC

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Andrew Williams, President